SUPPLEMENT DATED JUNE 12, 2009

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2009 FOR

LEGG MASON PARTNERS

SHORT-TERM BOND FUND, a series of

LEGG MASON PARTNERS INCOME TRUST

(the “fund”)

The following supplements the fund’s prospectus and statement of additional information.

Information regarding class conversion for the fund

The fund’s Board of Trustees (the “Board”) has approved the conversion of the fund’s Class B shares into Class A shares concurrently with the proposed reorganization of Legg Mason Limited Duration Bond Portfolio into the fund (the “Reorganization”). If the Reorganization is approved by shareholders of Legg Mason Limited Duration Bond Portfolio, the Reorganization and the concurrent conversion of Class B to Class A shares would occur on or soon after July 10, 2009 (the “Reorganization Date”).

If the conversion occurs, current shareholders of Class B shares will receive Class A shares with the same net asset value as their existing shares on the Reorganization Date, but not necessarily the same number of shares. There will be no contingent deferred sales charge, fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

The fund’s Prospectus contains information about the fees and expenses, historical performance, exchange privileges and other features of Class A shares, and you should review this information. If you would like to receive a copy of the Prospectus, please call your Service Agent or go to http://www.leggmason.com/individualinvestors (select “Fixed Income” and click on the name of the fund in the dropdown menu).

If the Reorganization is approved, Class B shares of the fund will be closed to all incoming exchanges as of the close of business on July 6, 2009. Class B shareholders may exercise their exchange privileges and exchange into Class B shares of other funds sold by the fund’s distributor, as long as the exchange is initiated prior to the close of business on July 10, 2009. After the conversion, shareholders holding Class A shares will be permitted to exchange into Class A shares of other funds sold by the fund’s distributor.

Class B shareholders who do not wish to have their shares converted to Class A shares and wish to redeem their shares should contact their Service Agent prior to the close of business on July 10, 2009. Class B shares will be redeemed at the net asset value next determined after receipt of the redemption order. Redeeming shareholders will be subject to any applicable contingent deferred sales charges payable at the time of such redemption. Capital gain or loss will be recognized upon the redemption of shares by shareholders who do not own their Class B shares in a tax-advantaged account.

Effective as of the close of business on the Reorganization Date, all of the outstanding Class B shares of the fund will convert automatically to Class A shares of the fund.

The fund no longer issues share certificates. If you currently hold Class B share certificates of the fund, the certificates will continue to be honored, but your share certificates will represent Class A shares instead of Class B shares after close of business on the Reorganization Date. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

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